UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2004

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                      1-09848                     06-1153720
(State or other jurisdiction     (Commission File No.)           (IRS Employer
    of incorporation)                                       Identification No.)

         9510 Ormsby Station Road, Suite 300
            Louisville, Kentucky                                 40223
(Address of principal executive offices)                     (Zip Code)

                                 (502) 891-1000
                    (Registrant's telephone number, including
                                   area code)


                                       N/A

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act (17 CFR 240.13e-4(c))



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        ITEM 8.01.  OTHER EVENTS

                    (C) EXHIBITS

                    99.1 Press Release dated November 30, 2004.

                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ALMOST FAMILY, INC.
Date:  November 30, 2004                        By  /s/ C. Steven Guenthner
                                                --------------------------------
                                                C. Steven Guenthner
                                                Senior Vice President and
                                                Chief Financial Officer



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                                INDEX TO EXHIBITS

Exhibit No.
--------------

99.1   Press release issued by the Company on November 30, 2004.